                                   TRAVELERS

                             CORPORATE BENEFIT LIFE

                                   PROSPECTUS

This Prospectus describes Travelers Corporate Benefit Life variable universal (flexible premium) life insurance Policies (the "Policy") offered by The Travelers Insurance Company (the "Company"). The policy is designed generally for use by corporations and employers. The Policy Owner ("you") chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $10,000 per case. You direct the net premium payment to one or more of the variable funding options (the "Investment Options").

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer two death benefits under the Policy -- the "Level Option," and the "Variable Option." Under any option, the death benefit will never be less than the Amount Insured (less any Indebtedness or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                THE DATE OF THIS PROSPECTUS IS OCTOBER 17, 2001.
                      AS SUPPLEMENTED ON DECEMBER 10, 2001

                               TABLE OF CONTENTS

Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................   11
  The Application.....................   11
How the Policy Works..................   11
  Applying Premium Payments...........   12
The Investment Options................   12
Policy Benefits and Rights............   18
  Transfers of Contract Value.........   18
     Investment Options...............   18
  Lapse and Reinstatement.............   18
  Right to Cancel.....................   18
Access to Contract Values.............   19
  Policy Loans........................   19
     Consequences.....................   19
  Policy Surrenders...................   19
     Full Surrenders..................   19
     Partial Withdrawals..............   20
Death Benefit.........................   20
  Option 1............................   21
  Option 2............................   21
  Payment of Proceeds.................   21
  Payment Options.....................   22
Maturity Benefits.....................   22
Charges and Deductions................   22
General...............................   22
  Charges Against Premium.............   23
     Front-End Sales Expense
       Charges........................   23
  Monthly Deduction Amount............   23
     Cost of Insurance Charge.........   23
     Monthly Policy Charge............   23
     Monthly Per $1,000 Charge........   24
     Case Charge......................   24
  Charges Against the Separate
     Account..........................   24
     Mortality and Expense Risk
       Charge.........................   24
  Underlying Fund Expenses............   24
  Transfer Charge.....................   24
  Reduction or Modification of
     Charges..........................   24
The Separate Account and Valuation....   25
  The Travelers Fund UL III for
     Variable Life Insurance (Fund UL
     III).............................   25
     How the Contract Value Varies....   25
     Accumulation Unit Value..........   25
     Net Investment Factor............   26
Changes to the Policy.................   26
  General.............................   26
  Changes in Stated Amount............   26
  Changes in Death Benefit Option.....   26
Additional Policy Provisions..........   27
  Assignment..........................   27
  Limit on Right to Contest and
     Suicide Exclusion................   27
  Misstatement as to Sex and Age......   27
  Voting Rights.......................   27
Other Matters.........................   27
  Statements to Policy Owners.........   27
  Suspension of Valuation.............   28
  Dividends...........................   28
  Mixed and Shared Funding............   28
  Distribution........................   28
  Legal Proceedings and Opinion.......   29
  Experts.............................   29
Federal Tax Considerations............   29
  General.............................   29
  Tax Status of the Policy............   30
     Definition of Life Insurance.....   30
     Diversification..................   30
     Investor Control.................   30
  Tax Treatment of Policy Benefits....   31
     In General.......................   31
     Modified Endowment Contracts.....   31
     Exchanges........................   32
     Aggregation of Modified Endowment
       Contracts......................   32
     Policies Which Are Not Modified
       Endowment Contracts............   32
     Treatment of Loan Interest.......   33
     The Company's Income Taxes.......   33
The Company...........................   33
Management............................   33
     Directors of The Travelers
       Insurance Company..............   33
     Senior Officers of The Travelers
       Insurance Company..............   34
Example of Policy Charges.............   34
Illustrations.........................   35
Appendix A (Performance
  Information)........................  A-1
Appendix B (Target Premiums)..........  B-1
Appendix C (Cash Value Accumulation
  Test Factors).......................  C-1
Financial Statements -- Fund UL III
  (annual-unaudited)
Financial Statements -- Fund UL III
  (semi-annual-unaudited)
Financial Statements -- The Travelers
  Insurance Company (Form 10-K)
Financial Statements -- The Travelers
  Insurance Company (Form 10-Q)

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AGE -- the Insured's age as of the Insured's last birthday.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

ANDESA, TPA, INC. -- The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA 18104-2351.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASE -- a grouping of one or more contracts connected by a non-arbitrary factor. Every contract issued will be part of a case. A case will have one policy holder.

CASH SURRENDER VALUE -- the Contract Value less any outstanding Indebtedness.

CONTRACT VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

DUE PROOF OF THE INSURED'S DEATH -- a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased; or any proof satisfactory to us.

GENERAL ACCOUNT -- made up of all our assets other than those held in the Separate Account.

INDEBTEDNESS -- any amount you owe to us as a result of a policy loan. Indebtedness consists of principal amount plus any accrued interest.

INSURED -- the person on whose life the Policy is issued and who is named on Schedule A of the Application.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Contract Value. Each Investment Option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 100.

MAXIMUM INVESTMENT OPTION DAILY DEDUCTION -- the maximum charge that we deduct from each Investment Option to cover our mortality and expense charges.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law. It is a stated percentage of the Contract Value determined as of the first day of the Policy month.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).

NET AMOUNT AT RISK -- the Amount Insured for the month divided by 1.00327374 (the Death Benefit Investment Factor which accounts for the Cost of Insurance charges taken out at the beginning of the month) minus the Contract Value.

NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales expense charges.

OUTSTANDING POLICY LOAN -- Amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29th, 30th, or 31st of any month.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SEC -- the Securities and Exchange Commission.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

SURRENDER VALUE -- Cash Surrender Value plus any additional amount paid upon a full cash surrender.

TARGET PREMIUM -- the level annual premium above which the sales expense charges are reduced. Refer to Appendix B. The minimum Target Premium per case is $10,000.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application (see page 10) until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- The Travelers Insurance Company.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value with a minimum Target Premium of $10,000 per case. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

SUMMARY OF FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of Investment Options. The Investment Options invest directly in the Underlying Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

EMERGING MARKETS                                     BALANCED
Credit Suisse Emerging Markets Portfolio             American Growth-Income Fund --
                                                     Class 2
INTERNATIONAL                                        Fidelity VIP II Asset Manager Portfolio -
American Global Growth Fund -- Class 2               Initial Class
Janus Aspen Series Worldwide Growth Portfolio -      Janus Aspen Series Balanced Portfolio -
  Service Shares                                     Service Shares
Lazard International Stock Portfolio                 MFS Total Return Portfolio
Putnam VT International Growth Fund -- Class IB      Salomon Brothers Variable Total Return Fund
Smith Barney International All Cap                   Smith Barney Fundamental Value Portfolio
  Growth Portfolio
                                                     INDEX
SMALL CAP                                            Deutsche VIT EAFE Equity Index Fund
Dreyfus Small Cap Portfolio -- Initial Shares        Deutsche VIT Small Cap Index Fund
Franklin Small Cap Fund -- Class 2                   Smith Barney Equity Index Portfolio -- Class 1
Putnam VT Small Cap Value Fund -- Class IB
                                                     BOND
MID CAP                                              PIMCO Total Return Bond Portfolio
Aim Capital Appreciation Portfolio                   Salomon Brothers Variable Strategic Bond Fund
Fidelity VIP III Mid Cap Portfolio -- Service        Travelers Convertible Bond Portfolio
Class 2                                              Travelers High Yield Bond Trust
MFS Emerging Growth Portfolio                        Travelers Quality Bond Portfolio
MFS Mid Cap Growth Portfolio                         Travelers U.S. Government Securities Portfolio
Salomon Brothers Variable Capital Fund
Travelers Disciplined Mid Cap Stock Portfolio        MONEY MARKET
Van Kampen Enterprise Portfolio                      Travelers Money Market Portfolio
LARGE CAP                                            REAL ESTATE
Alliance Growth Portfolio                            Delaware Investments REIT Series
Alliance Premier Growth Portfolio -- Class B
American Century VP Ultra Fund                       NON-STYLE SPECIFIC
American Growth Fund -- Class 2                      Janus Aspen Series Global Technology Portfolio -
Capital Appreciation Fund (Janus)                    Service Shares
Dreyfus Appreciation Portfolio -
  Initial Shares
Equity Income Portfolio (Fidelity)
Fidelity VIP II Contrafund(R) Portfolio -
  Service Class 2
Large Cap Portfolio (Fidelity)
MFS Research Portfolio
Putnam VT Voyager II Fund -- Class IB
Salomon Brothers Variable Investors Fund
Smith Barney Aggressive Growth Portfolio
Smith Barney Large Capitalization Growth Portfolio
Social Awareness Stock Portfolio (Smith Barney)

Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to each Investment Option. You may not allocate less than 5% of each Net Premium to any Investment Option and allocations must be in whole percentages. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' Right to Cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the Right to Cancel period. Otherwise, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application after the Right to Cancel period.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium or Contract Value, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Contract Value among the Investment Options. You may do this by writing to the Company.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

     POLICY CHARGES:

     - FRONT-END SALES EXPENSES CHARGES -- We deduct a sales charge from each premium payment received which is guaranteed never to exceed 15% of such Target Premium in all years and 12% on amounts in excess of the Target Premium in all years. On a current basis, the Sales Expense Charge is 12% of the premiums received up to the Target Premium for Policy Years 1 through 7, and 5.5% thereafter. On a current basis the Sales Expense Charge on premium received in excess of the Target Premium is 8% for Policy Years 1 through 7, and 5.5% thereafter. For these purposes an increase in Stated Amount is treated as a newly issued contract. Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover:

      - cost of insurance charges (varies)

      - a current Policy Fee of $19.67 (guaranteed not to exceed $30)

      - an administrative expense charge of $0.09 (guaranteed not to exceed $0.10) per thousand per month of Total Per $1000 Death Benefit applied for the first 20 years and for 20 years following an increase in Stated Amount (guaranteed not to exceed $0.10). The Total Per $1,000 Death Benefit is the lessor of the Initial Death Benefit or 20 times the Target Premium.

      - a Case Charge which is currently $5.00 per month per Case (guaranteed not to exceed $60 per month per case) -- the Case Charge is allocated equally to each policy in a case

      - charges for optional riders, if any

     - SURRENDER CHARGE -- There is no surrender charge

     - TRANSFER CHARGE -- We reserve the right to limit free transfers among Investment Options to six times per Policy in any Policy Year and to charge $10 for each additional transfer that we allow

     ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of 0.25% for Policy Years 1 through 6, 0.15% for Policy Years 7 through 25 and 0.05% thereafter. It is guaranteed not to exceed 0.75% in all years.

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These Underlying Fund Fees are summarized below.

UNDERLYING FUND FEES

(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted)

                                                                                          TOTAL ANNUAL
                                                                                           OPERATING
                                               MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                               (AFTER EXPENSE   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                 REIMBURSEMENT)   FEES    REIMBURSEMENT)   REIMBURSEMENT)
              ----------------                 --------------   -----   --------------   --------------
CAPITAL APPRECIATION FUND (JANUS)............       0.81%                    0.02%            0.83%
HIGH YIELD BOND TRUST........................       0.56%                    0.27%            0.83%
MONEY MARKET PORTFOLIO.......................       0.38%                    0.02%            0.40%

                                                                                          TOTAL ANNUAL
                                                                                           OPERATING
                                               MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                               (AFTER EXPENSE   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                 REIMBURSEMENT)   FEES    REIMBURSEMENT)   REIMBURSEMENT)
              ----------------                 --------------   -----   --------------   --------------
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
Premier Growth Portfolio -- Class B*.........       1.00%       0.25%        0.05%            1.30%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Ultra Fund................................       1.00%         --         0.00%            1.00%(14)
AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund -- Class 2................       0.66%       0.25%        0.04%            0.95%
Growth Fund -- Class 2.......................       0.36%       0.25%        0.02%            0.63%
Growth-Income Fund -- Class 2................       0.34%       0.25%        0.01%            0.60%
CREDIT SUISSE FUNDS
Emerging Markets Portfolio...................       1.09%                    0.31%            1.40%(1)
DELAWARE GROUP PREMIUM FUND
REIT Series..................................       0.57%                    0.28%            0.85%(2)
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE(R) Equity Index Fund....................       0.45%                    0.20%            0.65%(3)
Small Cap Index Fund.........................       0.35%                    0.10%            0.45%(3)
DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio -- Initial Shares.....       0.75%                    0.03%            0.78%(4)
Small Cap Portfolio -- Initial Shares........       0.75%                    0.03%            0.78%(4)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap Fund -- Class 2*..........       0.49%       0.25%        0.28%            1.02%(5)()
GREENWICH STREET SERIES FUND
Equity Index Portfolio -- Class I............       0.21%                    0.02%            0.23%(6)
Fundamental Value Portfolio..................       0.75%         --         0.04%            0.79%(6)
JANUS ASPEN SERIES
Balanced Portfolio -- Service Shares*........       0.65%       0.25%        0.02%            0.92%
Global Technology Portfolio -- Service
  Shares*....................................       0.65%       0.25%        0.04%            0.94%
Worldwide Growth Portfolio -- Service
  Shares*....................................       0.65%       0.25%        0.05%            0.95%
PIMCO VARIABLE INSURANCE TRUST
Total Return Bond Portfolio..................       0.25%                    0.40%            0.65%(7)
PUTNAM VARIABLE TRUST
Putnam VT International Growth Fund -- Class
  IB Shares*.................................       0.76%       0.25%        0.18%            1.19%
Putnam VT Small Cap Value Fund -- Class IB
  Shares*....................................       0.80%       0.25%        0.30%            1.35%
Putnam VT Voyager II Fund -- Class IB
  Shares*....................................       0.70%       0.25%        0.30%            1.25%(8)
SALOMON BROTHERS VARIABLE SERIES FUND INC.
Capital Fund.................................       0.58%                    0.42%            1.00%(9)
Investors Fund...............................       0.70%                    0.21%            0.91%
Strategic Bond Fund..........................       0.36%                    0.64%            1.00%(9)
Total Return Fund............................       0.46%                    0.54%            1.00%(9)
THE TRAVELERS SERIES TRUST
Convertible Bond Portfolio...................       0.66%                    0.14%            0.80%(10)
Disciplined Mid Cap Stock Portfolio..........       0.76%                    0.12%            0.88%
Equity Income Portfolio......................       0.75%                    0.07%            0.82%(11)
Large Cap Portfolio..........................       0.75%                    0.07%            0.82%(11)
Lazard International Stock Portfolio.........       0.89%                    0.14%            1.02%
MFS Emerging Growth Portfolio................       0.81%                    0.05%            0.86%
MFS Mid Cap Growth Portfolio.................       0.86%                    0.04%            0.90%
MFS Research Portfolio.......................       0.86%                    0.06%            0.92%
Quality Bond Portfolio.......................       0.38%                    0.11%            0.49%
Social Awareness Stock Portfolio.............       0.71%                    0.04%            0.75%
U.S. Government Securities Portfolio.........       0.39%                    0.09%            0.48%

                                                                                          TOTAL ANNUAL
                                                                                           OPERATING
                                               MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                               (AFTER EXPENSE   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                 REIMBURSEMENT)   FEES    REIMBURSEMENT)   REIMBURSEMENT)
              ----------------                 --------------   -----   --------------   --------------
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation Portfolio...........       0.80%                    0.03%            0.83%(12)
Alliance Growth Portfolio....................       0.80%                    0.01%            0.81%(12)
MFS Total Return Portfolio...................       0.80%                    0.04%            0.84%(12)
Smith Barney Aggressive Growth Portfolio.....       0.80%         --         0.19%            0.99%(12)
Smith Barney International All Cap Growth
  Portfolio..................................       0.90%                    0.08%            0.98%(12)
Smith Barney Large Capitalization Growth
  Portfolio..................................       0.75%                    0.02%            0.77%()(12)
Van Kampen Enterprise Portfolio..............       0.70%                    0.03%            0.73%(12)
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -- Initial Class.....       0.53%                    0.08%            0.61%
Contrafund(R) Portfolio -- Service Class
  2*.........................................       0.57%       0.25%        0.10%            0.92%(13)
VARIABLE INSURANCE PRODUCTS FUND III
Mid Cap Portfolio -- Service Class 2*........       0.57%       0.25%        0.17%            0.99%(13)

---------------

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

 1 Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

 2 The Adviser for the REIT SERIES is Delaware Management Company ("DMC").
   Effective through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses would have been 1.03%.

 3 These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, Other Expenses and Total Annual Operating Expenses for the EAFE(R) EQUITY INDEX FUND and the SMALL CAP INDEX FUND would have been 0.47% and 0.92%, and 0.34% and 0.69%, respectively.

 4 Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES and the APPRECIATION PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

 5 The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the FRANKLIN SMALL CAP
   FUND -- CLASS 2 would have been 0.53%, 0.25%, 0.28%, and 1.06%, respectively.

 6 The Management Fee includes 0.06% for fund administration for Equity Index
   Portfolio and 0.20% for fund administration for Fundamental Value Portfolio.

 7 "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 8 The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB
   SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

 9 The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been as follows: .85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND; 0.75%, 0.64%, and 1.39%, respectively for the STRATEGIC BOND FUND; and 0.80%, 0.54%, and 1.34%, respectively for the TOTAL RETURN FUND.

10 Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND
   PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80%. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90%.

11 TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

12 Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

13 Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 and the MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90% and 0.94%, respectively.

14 VP Ultra will pay the advisor a unified fee of 1.00% of the first $20 billion of average net assets, and 0.95% of average net assets over $20 billion. Out of that fee, the advisor pays all expenses of managing and operating the fund except for brokerage expenses, taxes, interest, fees and expenses of the independent directors and extraordinary expenses.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable life insurance policy with a minimum Target Premium of $10,000 per case offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life (of an Insured), and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice between two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits, if any through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

THE APPLICATION. In order to become a policy owner, you must submit an application with information about the proposed insured. The insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $50,000

     - your choice between two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of Investment Options.

Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available Investment Options. The Policy's Contract Value will increase or decrease depending on the performance of the Investment Options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options' performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy's Cash Surrender Value can pay the Policy's monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Issue Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio unless state law permits us to refund Contract Value. If state law permits us to refund Contract Value, then your Net Premium may be invested in any available Investment Option during the Right to Cancel Period. Otherwise, at the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Investment Options currently available under Fund UL III are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Fund's prospectuses which are included with and must accompany this prospectus. The Company has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Company LLC
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
High Yield Bond Trust      Seeks generous income. The assets of    TAMIC ]
                           the High Yield Bond Trust will be
                           invested in bonds which, as a class,
                           sell at discounts from par value and
                           are typically high risk securities.
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
ALLIANCE VARIABLE PRODUCT SERIES FUND
Premier Growth Portfolio   Seeks long-term growth of capital by    Alliance Capital Management
Class B                    investing primarily in equity
                           securities of a limited number of
                           large, carefully selected, high
                           quality U.S. companies that are judged
                           likely to achieve superior earning
                           momentum.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Ultra Fund              Seeks long-term capital growth by       American Century Investment
                           looking for stocks of large companies   Management, Inc.
                           that the manager believes will
                           increase in time, using a growth
                           investment strategy developed by
                           American Century.

AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund --      Seeks capital appreciation by           Capital Research and
Class 2                    investing primarily in common stock of  Management Company companies located around the world.
Growth Fund -- Class 2     Seeks capital appreciation by           Capital Research and
                           investing primarily in common stocks    Management Company
                           of companies that appear to offer
                           superior opportunities for growth of
                           capital.
Growth-Income Fund --      Seeks capital appreciation and income   Capital Research and
Class 2                    by investing primarily in common        Management Company
                           stocks or other securities which
                           demonstrate the potential for
                           appreciation and/or dividends.

CREDIT SUISSE TRUST
Emerging Markets           Seeks long-term growth of capital by    Credit Suisse Asset
Portfolio                  investing primarily in equity           Management, LLC
                           securities of non-U.S. issuers
                           consisting of companies in emerging
                           securities markets.

DELAWARE GROUP PREMIUM FUND
REIT Series                Seeks to achieve maximum long-term      Delaware Management Company,
                           total return. Capital appreciation is   Inc.
                           a secondary objective. The Series       Subadviser: Lincoln
                           seeks to achieve its objectives by      Investment Management, Inc.
                           investing in securities of companies
                           primarily engaged in the real estate
                           industry. Under normal circumstances,
                           at least 65% of the Series total
                           assets will be invested in equity
                           securities of real estate investment
                           trusts ("REITs"). The Series operates
                           as a nondiversified fund as defined by
                           the Investment Company Act of 1940.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE Equity Index Fund     Seeks to replicate, before deduction    Deutsche Asset Management
                           of expenses, the total return
                           performance of the EAFE index.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Small Cap Index Fund       Seeks to replicate, before deduction    Deutsche Asset Management
                           of expenses, the total return
                           performance of the Russell 2000 index.
DREYFUS VARIABLE
  INVESTMENT FUND
Appreciation Portfolio -   Seeks primarily to provide long-term    The Dreyfus Corporation
  Initial Shares           capital growth consistent with the      Subadviser: Fayez Sarofim &
                           preservation of capital; current        Co.
                           income is a secondary investment
                           objective. The portfolio invests
                           primarily in the common stocks of
                           domestic and foreign issuers.
Small Cap Portfolio -      Seeks to maximize capital               The Dreyfus Corporation
  Initial Shares           appreciation. To pursue this goal, the
                           portfolio primarily invests in
                           small-cap companies with total market
                           values of less than $2 billion at the
                           time of purchase.
FRANKLIN TEMPLETON
  VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap Fund -  Seeks long-term capital growth; the     Franklin Advisers, Inc.
Class 2                    Fund seeks to accomplish its objective  Subadviser: Templeton
                           by investing primarily (normally at     Investment Counsel, Inc.
                           least 65% of its assets) in equity
                           securities of smaller capitalization
                           growth companies.
GREENWICH STREET SERIES
  FUND
Equity Index Portfolio -   Seeks to replicate, before deduction    Travelers Investment
Class I Shares             of expenses, the total return           Management Company ("TIMCO")
                           performance of the S&P 500 Index.
Fundamental Value          Seeks long-term capital growth with     SBFM
Portfolio                  current income as a secondary
                           objective.
JANUS ASPEN SERIES
Balanced Portfolio -       Seeks current income and long-term      Janus
Service Shares             growth of capital, consistent with
                           preservation of capital and balanced
                           by current income. It pursues its
                           objective by normally investing 40-60%
                           of its assets in securities selected
                           primarily for their growth potential
                           and 40-60% of its assets in securities
                           selected primarily for their income
                           potential. This Portfolio normally
                           invests at least 25% of its assets in
                           fixed-income securities.
Global Technology          Seeks long-term growth of capital. It   Janus
Portfolio - Service        pursues its objective by investing
Shares                     primarily in equity securities of US
                           and foreign companies selected for
                           their growth potential. Normally, it
                           invests at least 65% of its total
                           assets in securities of companies that
                           the portfolio manager believes will
                           benefit significantly from advances or
                           improvements in technology.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
JANUS ASPEN SERIES (CONT'D)
Worldwide Growth           Seeks long-term growth of capital in a  Janus
Portfolio - Service        manner consistent with the
Shares                     preservation of capital. It pursues
                           its objective by investing primarily
                           in common stocks of companies of any
                           size throughout the world. The
                           Portfolio normally invests in issuers
                           from at least five different
                           countries, including the United
                           States. The Portfolio may at times
                           invest in fewer than five countries or
                           even a single country.
PIMCO VARIABLE INSURANCE TRUST
Total Return Bond          Seeks maximum total return, consistent  Pacific Investment Management
Portfolio                  with preservation of capital and        Company
                           prudent investment management, by
                           investing primarily in
                           investment-grade debt securities.
PUTNAM VARIABLE TRUST
Putnam VT International    Seeks capital appreciation by           Putnam Investment Management,
Growth Fund -- Class IB    investing mostly in common stocks of    Inc. ("Putnam")
Shares                     companies outside the United States.
Putnam VT Small Cap Value  Seeks capital appreciation by           Putnam
Fund -- Class IB Shares    investing mainly in common stocks of
                           U.S. companies with a focus on value
                           stocks.
Putnam VT Voyager II       Seeks capital appreciation by           Putnam
Fund -- Class IB Shares    investing mainly in common stocks of
                           U.S. companies with a focus on growth
                           stocks.
SALOMON BROTHERS VARIABLE
  SERIES FUND INC.
Capital Fund               Seeks capital appreciation through      Salomon Brothers Asset
                           investments primarily in common stock,  Management ("SBAM")
                           or securities convertible to common
                           stocks, which are believed to have
                           above-average price appreciation
                           potential and which may also involve
                           above-average risk.
Investors Fund             Seeks long-term growth of capital.      SBAM
                           Current income is a secondary
                           objective.
Strategic Bond Fund        Seeks high level of current income. As  SBAM
                           a secondary objective, the Portfolio
                           will seek capital appreciation.
Total Return Fund          Seeks above-average income (compared    SBAM
                           to a portfolio invested entirely in
                           equity securities). Secondarily, seeks
                           opportunities for growth of capital
                           and income.
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Advisers
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management, Inc.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES FUND INC. (CONT'D)
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Financial Services Company
                           consistent with the prudent employment  ("MFS")
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Smith Barney Aggressive    Seeks capital appreciation investing    SBFM
Growth Portfolio           primarily in common stocks of
                           companies that are experiencing, or
                           have the potential to experience,
                           growth of earnings, or that exceed the
                           average earnings growth rate of
                           companies whose securities are
                           included in the S&P 500.
Smith Barney               Seeks total return on assets from       SBFM
International All Cap      growth of capital and income by
Growth Portfolio           investing at least 65% of its assets
                           in a diversified portfolio of equity
                           securities of established non-U.S.
                           issuers.
Smith Barney Large         Seeks long-term growth of capital by    SBFM
Capitalization Growth      investing in equity securities of
Portfolio                  companies with large market
                           capitalizations.
Van Kampen Enterprise      Seeks capital appreciation through      SBFM
Portfolio                  investment in securities believed to    Subadviser: Van Kampen Asset
                           have above-average potential for        Management, Inc.
                           capital appreciation. Any income
                           received on such securities is
                           incidental to the objective of capital
                           appreciation.
TRAVELERS SERIES TRUST
Convertible Bond           Seeks current income and capital        TAMIC
  Portfolio                appreciation by investing in
                           convertible securities and in
                           combinations of nonconvertible
                           fixed-income securities and warrants
                           or call options that together resemble
                           convertible securities ("synthetic
                           convertible securities").
Disciplined Mid Cap Stock  Seeks growth of capital by investing    TAMIC
Portfolio                  primarily in a broadly diversified      Subadviser: TIMCO
                           portfolio of common stocks.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
Equity Income Portfolio    Seeks reasonable income by investing    TAMIC
                           at least 65% in income-producing        Subadviser: Fidelity
                           equity securities. The balance may be   Management & Research Company
                           invested in all types of domestic and   ("FMR")
                           foreign securities, including bonds.
                           The Portfolio seeks to achieve a yield
                           that exceeds that of the securities
                           comprising the S&P 500. The Subadviser
                           also considers the potential for
                           capital appreciation.
Large Cap Portfolio        Seeks long-term growth of capital by    TAMIC
                           investing primarily in equity           Subadviser: FMR
                           securities of companies with large
                           market capitalizations.
Lazard International       Seeks capital appreciation by           TAMIC
Stock Portfolio            investing primarily in the equity       Subadviser: Lazard Asset
                           securities of non-United States         Management
                           companies (i.e., incorporated or
                           organized outside the United States).
MFS Emerging Growth        Seeks long-term growth of capital.      TAMIC
Portfolio                  Dividend and interest income from       Subadviser: MFS
                           portfolio securities, if any, is
                           incidental.
MFS Mid Cap Growth         Seeks to obtain long-term growth of     TAMIC
Portfolio                  capital by investing under normal       Subadviser: MFS
                           market conditions, at least 65% of its
                           total assets in equity securities of
                           companies with medium market
                           capitalization which the investment
                           adviser believes have above-average
                           growth potential.
MFS Research Portfolio     Seeks to provide long-term growth of    TAMIC
                           capital and future income.              Subadviser: MFS
Travelers Quality Bond     Seeks current income, moderate capital  TAMIC
Portfolio                  volatility and total return.
Social Awareness Stock     Seeks long-term capital appreciation    SBFM
Portfolio                  and retention of net investment
                           income. The Portfolio seeks to fulfill
                           this objective by selecting
                           investments, primarily common stocks,
                           which meet the social criteria
                           established for the Portfolio. Social
                           criteria currently excludes companies
                           that derive a significant portion of
                           their revenues from the production of
                           tobacco, tobacco products, alcohol, or
                           military defense systems, or in the
                           provision of military defense related
                           services or gambling services.
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government
                           Securities Portfolio will be invested
                           in direct obligations of the United
                           States, its agencies and
                           instrumentalities.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -  Seeks high total return with reduced    FMR
Initial Class              risk over the long-term by allocating
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
Contrafund Portfolio -     Seeks long-term capital appreciation    FMR
Service Class 2            by investing primarily in common
                           stocks of companies whose value the
                           advisor believes is not fully
                           recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III
Mid Cap Portfolio --       Seeks long-term growth of capital and   FMR
Service Class 2            income by investing primarily in
                           income-producing equity securities,
                           including common stocks and
                           convertible securities.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CONTRACT VALUE

INVESTMENT OPTIONS

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options. We reserve the right to restrict the number of free transfers to six times per Policy in any Policy Year and to charge $10 per Policy for each additional transfer; however, we do not currently charge for transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any Indebtedness. (See "Death Benefit.")

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

                           ACCESS TO CONTRACT VALUES
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow up to 100% of the Policy's Cash Surrender Value less indebtedness. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500 (subject to state law). We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.55% in years 1 - 25 and 4.7% in years 26 plus.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s), is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not be affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any Indebtedness. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

POLICY SURRENDERS

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any Indebtedness.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the deduction date following our receipt of the surrender request (or following the date you specified, if later).

If the Policy has not been assigned at any time and is not part of a tax free exchange and a full surrender is requested in the first four Policy Years, we may pay an additional amount at the time of surrender as follows:

------------------------------------------------------------------------------------------
       POLICY YEAR OF FULL SURRENDER                       ADDITIONAL PAYMENT
------------------------------------------------------------------------------------------
                     1                        8% of first year premium received
------------------------------------------------------------------------------------------
                     2                        6% of the sum of premium received in each of
                                              the first two Policy Years
------------------------------------------------------------------------------------------
                     3                        3% of the sum of premium received in each of
                                              the first three Policy Years
------------------------------------------------------------------------------------------
                     4                        0.5% of the sum of premium received in each
                                              of the first four Policy Years
------------------------------------------------------------------------------------------

These payments will not be made from the policy, but are a separate obligation of Travelers. The amount, duration and availability of this additional payment may vary based on a number of factors, including:

     - the number of insureds;

     - the purpose for which the policies are being purchased and;

     - any other circumstances which are rationally related to an expected reduction in acquisition or administrative costs.

These additional surrender payments will be determined in a manner not unfairly discriminatory to policy owners.

PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy's Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
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The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and any Indebtedness. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Indebtedness and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The Policy uses the Cash Value Accumulation Test as the definition of life insurance under Section 7702. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 332.495% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 332.495% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $33,250 ($10,000 x 332.495%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($33,250), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $132,998 ($40,000 x 332.495%). The resulting Death Benefit would be $132,998 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($132,998).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 332.495% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $33,250 ($10,000 x 332.495%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($33,250) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $199,497 ($60,000 x 332.495%). The resulting Death Benefit would be $199,497 because the Minimum Amount Insured ($199,497) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Indebtedness, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when the Insured has died, the Death

Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
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The maturity date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Contract Value, less any Indebtedness or unpaid Deduction Amount and any amount payable to an assignee under a collateral assignment of the Policy. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

                             CHARGES AND DEDUCTIONS
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GENERAL

We deduct the charges described below. The charges are for service and benefits we provide, costs and expenses we incur, and risks we assume under the Policies, services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the Death Benefit paid on the death of the Insured;

     - the available funding options;

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that Insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

CHARGES AGAINST PREMIUM

     - FRONT-END SALES EXPENSE CHARGES. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The current charge is 12% of the premiums received up to the Target Premium for Policy Years 1 through 7, and 5.5% thereafter. The current charge on premium received in excess of the Target Premium is 8% for Policy Years 1 through 7, and 5.5% thereafter. The sales charge is guaranteed not to exceed 15% of such Target Premium payments in all Contract Years and 12% on amounts in excess of the Target Premium. For these purposes an increase in Stated Amount is treated as a newly issued contract. Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Fee, Monthly Administrative Per $1,000 Charge, Case Charge and charges for any Rider(s).

COST OF INSURANCE CHARGE. The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of

Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and duration from issue.

MONTHLY POLICY FEE. This current $19.67 charge is used to cover expenses associated with maintaining the policy. This charge is guaranteed not to exceed $30.

MONTHLY ADMINISTRATIVE PER $1,000 CHARGE. An administrative expense charge of $0.09 (guaranteed not to exceed $0.10) per thousand per month of Total Per $1000 Death Benefit applied for the first 20 years and for 20 years following an increase in Stated Amount. The Total Per $1,000 Death Benefit is the lessor of the Initial Death Benefit and 20 times the Target Premium.

CASE CHARGE. This current $5.00 per month per case charge is used to cover expenses associated with maintaining the policies. This charge is guaranteed not to exceed $60. The Case Charge is allocated equally to each policy in a case.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge applied against the assets in the Investment Options for mortality and expense risks. This current charge is at an annual rate of 0.25% for Policy Years 1-6, 0.15% for Policy Years 7 through 25 and 0.05% thereafter. It is guaranteed not to exceed 0.75% for all years. This charge compensates us for various risks assumed, benefits provided and expenses incurred including commissions paid to your sales agent.

UNDERLYING FUND EXPENSES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

TRANSFER CHARGE

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times per Policy in any Policy Year, and to charge $10 per Policy for any additional transfers.

REDUCTION OR MODIFICATION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. The Company may reduce or modify certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to the Company. These charges may be reduced or modified in certain group, sponsored arrangements or special programs. Eligibility for reduction or modification in charges and the amount is determined by a number of factors, including:

     - the number of insureds;

     - the total premium expected to be paid;

     - total assets under management for the policy owner;

     - the nature of the relationship among individual insureds;

     - the purpose for which the policies are being purchased;

     - the expected persistency of individual policies; and

     - any other circumstances which are expected to reduce expenses.

The extent and nature of modifications may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of service.

                       THE SEPARATE ACCOUNT AND VALUATION
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THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE (FUND UL III)

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners' directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at net asset value and to make payment within seven days.

HOW THE CONTRACT VALUE VARIES. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a "valuation date") and we are open for business. A Policy's Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit option

     - changes to the way your premiums are allocated

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

CHANGES IN STATED AMOUNT

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance Charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

After the first policy year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

     Options 1-2

     Options 2-1

If the Option is changed from Option 1 to Option 2 the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                          ADDITIONAL POLICY PROVISIONS
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ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime or the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any Indebtedness, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

                                 OTHER MATTERS
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STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Policy is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Policies is Travelers Distribution LLC, One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 40% of the premium paid in the first Contract Year or 20% of the premium paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of the premiums paid plus 1.00% of the current Contract Value. The Company may pay compensation to third parties for providing you and/or us certain administrative services related to your policy; such payments, if any, to be considered part of the commission payable are subject to the limits above. From time to time, the Company may also pay or permit other promotional incentives, in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well at the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of the Travelers Fund UL III for Variable Life Insurance as of December 31, 2000, and for the years ended December 31, 2000 and the period from September 8, 1999 (date operations commenced) to December 31, 1999, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
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GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the IRS Code ("Code") sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has the choice of more investment options to which to allocate premium payments and cash values and may be able to transfer among investment options more frequently than in such rulings. In addition, the Policy Owner may have the choice of certain investment options which may be more similar to each other in their investment objective and policies than in such rulings. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and Contract value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Contract Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Madelyn Lankton......................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Laura Pantaleo.......................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Preferred
Non-smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $436,577
Level Death Benefit Option
Current Charges
Number of Lives in Case: 1

                                     TOTAL MONTHLY DEDUCTION
                                       FOR THE POLICY YEAR
                                   ---------------------------
                                    COST OF
POLICY   CUMULATIVE                INSURANCE   ADMINISTRATIVE    PER $1,000
 YEAR     PREMIUMS    SALES LOAD    CHARGES        CHARGES         CHARGE
------   ----------   ----------   ---------   --------------    ----------
1...      $ 25,000      $3,000       $267           $296            $472
2...      $ 50,000      $3,000       $372           $296            $472
3...      $ 75,000      $3,000       $460           $296            $472
5...      $125,000      $3,000       $467           $296            $472
10..      $175,000      $    0       $690           $296            $472

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over a period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Contract Value, Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, monthly load per $1,000 of stated amount, mortality and expense risk charge, and sales expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the per $1,000 load per Stated Amount varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 12% for years 1-7 and 5.5% thereafter. The current illustrations reflect a deduction on all excess premium of 8% in years 1-7, and 5.5% thereafter.

The guaranteed illustrations reflect a deduction from each Target Premium of 15% in all years.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The current mortality and expense risk charges are 0.25% in policy years 1-6; 0.15% in policy years 7-25 and 0.05% thereafter. In all policy years, the guaranteed charges consist of a 0.75% mortality and expense risk charge. For all policy years the current and guaranteed charges consist of 0.86% for Investment Option Expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.11%, 4.89% and 10.89%, respectively on a current basis for years 1-6; and to approximate net annual rates of -1.01%, 4.99% and 10.99%, respectively for years 7-25 and to approximate net annual rates of -0.91%; 5.09% and 11.09%, respectively thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of -1.61%; 4.39% and 10.39% in all years.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 1 GUARANTEED VALUES

         PREMIUM           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
           PLUS     ------------------------------   ------------------------------   ---------------------------------
POLICY   INTEREST   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
 YEAR     AT 5%      VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
   1      26,250     17,364      17,364    436,577    18,526      18,526    436,577      19,690      19,690     436,577
   2      53,813     34,375      34,375    436,577    37,798      37,798    436,577      41,366      41,366     436,577
   3      82,753     51,041      51,041    436,577    57,860      57,860    436,577      65,255      65,255     436,577
   4     113,141     67,370      67,370    436,577    78,758      78,758    436,577      91,611      91,611     436,577
   5     145,048     83,361      83,361    436,577   100,534     100,534    436,577     120,713     120,713     436,577
   6     178,550     99,017      99,017    436,577   123,240     123,240    436,577     152,882     152,882     436,577
   7     213,728    114,329     114,329    436,577   146,921     146,921    436,577     188,458     188,458     447,001
   8     224,414    108,215     108,215    436,577   149,270     149,270    436,577     204,048     204,048     470,316
   9     235,635    101,884     101,884    436,577   151,506     151,506    436,577     220,962     220,962     495,140
  10     247,417     95,300      95,300    436,577   153,604     153,604    436,577     239,298     239,298     521,556
  11     259,787     88,429      88,429    436,577   155,539     155,539    436,577     259,165     259,165     549,653
  12     272,777     81,238      81,238    436,577   157,289     157,289    436,577     280,687     280,687     579,526
  13     286,416     73,691      73,691    436,577   158,828     158,828    436,577     303,996     303,996     611,276
  14     300,736     65,747      65,747    436,577   160,128     160,128    436,577     329,234     329,234     645,008
  15     315,773     57,350      57,350    436,577   161,149     161,149    436,577     356,547     356,547     680,834
  16     331,562     48,426      48,426    436,577   161,836     161,836    436,577     386,078     386,078     718,869
  17     348,140     38,875      38,875    436,577   162,119     162,119    436,577     417,969     417,969     759,235
  18     365,547     28,584      28,584    436,577   161,914     161,914    436,577     452,363     452,363     802,059
  19     383,824     17,424      17,424    436,577   161,127     161,127    436,577     489,409     489,409     847,472
  20     403,015      5,251       5,251    436,577   159,654     159,654    436,577     529,268     529,268     895,613
  21     423,166          0           0          0   157,933     157,933    436,577     572,674     572,674     947,539
  22     444,325          0           0          0   155,344     155,344    436,577     619,334     619,334   1,002,533
  23     466,541          0           0          0   151,762     151,762    436,577     669,484     669,484   1,060,764
  24     489,868          0           0          0   147,024     147,024    436,577     723,361     723,361   1,122,406
  25     514,361          0           0          0   140,912     140,912    436,577     781,185     781,185   1,187,639
  26     540,079          0           0          0   133,135     133,135    436,577     843,149     843,149   1,256,644
  27     567,083          0           0          0   123,315     123,315    436,577     909,413     909,413   1,329,601
  28     595,437          0           0          0   110,964     110,964    436,577     980,102     980,102   1,406,696
  29     625,209          0           0          0    95,475      95,475    436,577   1,055,330   1,055,330   1,488,115
  30     656,470          0           0          0    76,136      76,136    436,577   1,135,256   1,135,256   1,638,791

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 1 CURRENT VALUES

         PREMIUM           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
           PLUS     ------------------------------   ------------------------------   ---------------------------------
POLICY   INTEREST   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
 YEAR     AT 5%      VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
   1      26,250     20,638      22,638    436,577    21,922      23,922    436,577      23,207      25,207     436,577
   2      53,813     40,905      43,905    436,577    44,772      47,772    436,577      48,795      51,795     436,577
   3      82,753     60,821      63,071    436,577    68,616      70,866    436,577      77,050      79,300     436,577
   4     113,141     80,435      80,935    436,577    93,555      94,055    436,577     108,322     108,822     436,577
   5     145,048     99,871      99,871    436,577   119,765     119,765    436,577     143,068     143,068     436,577
   6     178,550    119,034     119,034    436,577   147,221     147,221    436,577     181,589     181,589     443,393
   7     213,728    138,099     138,099    436,577   176,190     176,190    436,577     224,349     224,349     532,131
   8     224,414    135,118     135,118    436,577   183,466     183,466    436,577     247,275     247,275     569,950
   9     235,635    132,076     132,076    436,577   191,056     191,056    436,577     272,581     272,581     610,809
  10     247,417    128,943     128,943    436,577   198,957     198,957    436,577     300,482     300,482     654,909
  11     259,787    125,433     125,433    436,577   206,968     206,968    438,950     330,898     330,898     701,788
  12     272,777    121,725     121,725    436,577   215,233     215,233    444,386     364,295     364,295     752,150
  13     286,416    117,769     117,769    436,577   223,730     223,730    449,877     400,913     400,913     806,158
  14     300,736    113,549     113,549    436,577   232,470     232,470    455,436     441,059     441,059     864,087
  15     315,773    109,046     109,046    436,577   241,463     241,463    461,079     485,068     485,068     926,248
  16     331,562    104,037     104,037    436,577   250,585     250,585    466,584     533,017     533,017     992,468
  17     348,140     98,687      98,687    436,577   259,973     259,973    472,238     585,544     585,544   1,063,634
  18     365,547     92,956      92,956    436,577   269,631     269,631    478,067     643,062     643,062   1,140,176
  19     383,824     86,797      86,797    436,577   279,563     279,563    484,096     706,020     706,020   1,222,560
  20     403,015     80,153      80,153    436,577   289,768     289,768    490,337     774,899     774,899   1,311,263
  21     423,166     72,837      72,837    436,577   300,394     300,394    497,028     849,766     849,766   1,406,011
  22     444,325     65,304      65,304    436,577   311,532     311,532    504,285     932,228     932,228   1,509,022
  23     466,541     57,028      57,028    436,577   322,943     322,943    511,688   1,022,247   1,022,247   1,619,699
  24     489,868     47,903      47,903    436,577   334,625     334,625    519,222   1,120,456   1,120,456   1,738,561
  25     514,361     37,804      37,804    436,577   346,574     346,574    526,899   1,227,544   1,227,544   1,866,241
  26     540,079     30,925      30,925    436,577   361,061     361,061    538,131   1,352,689   1,352,689   2,016,072
  27     567,083     23,376      23,376    436,577   376,064     376,064    549,822   1,490,226   1,490,226   2,178,775
  28     595,437     15,078      15,078    436,577   391,602     391,602    562,048   1,641,351   1,641,351   2,355,756
  29     625,209      5,933       5,933    436,577   407,685     407,685    574,875   1,807,352   1,807,352   2,548,537
  30     656,470          0           0    436,577   424,322     424,322    612,528   1,989,614   1,989,614   2,872,095

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                       MALE PREFERRED/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 1 GUARANTEED VALUES

         PREMIUM           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
           PLUS     ------------------------------   ------------------------------   ---------------------------------
POLICY   INTEREST   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
 YEAR     AT 5%      VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
   1      26,250     17,364      17,364    436,577    18,526      18,526    436,577      19,690      19,690     436,577
   2      53,813     34,375      34,375    436,577    37,798      37,798    436,577      41,366      41,366     436,577
   3      82,753     51,041      51,041    436,577    57,860      57,860    436,577      65,255      65,255     436,577
   4     113,141     67,370      67,370    436,577    78,758      78,758    436,577      91,611      91,611     436,577
   5     145,048     83,361      83,361    436,577   100,534     100,534    436,577     120,713     120,713     436,577
   6     178,550     99,017      99,017    436,577   123,240     123,240    436,577     152,882     152,882     436,577
   7     213,728    114,329     114,329    436,577   146,921     146,921    436,577     188,458     188,458     447,001
   8     224,414    108,215     108,215    436,577   149,270     149,270    436,577     204,048     204,048     470,316
   9     235,635    101,884     101,884    436,577   151,506     151,506    436,577     220,962     220,962     495,140
  10     247,417     95,300      95,300    436,577   153,604     153,604    436,577     239,298     239,298     521,556
  11     259,787     88,429      88,429    436,577   155,539     155,539    436,577     259,165     259,165     549,653
  12     272,777     81,238      81,238    436,577   157,289     157,289    436,577     280,687     280,687     579,526
  13     286,416     73,691      73,691    436,577   158,828     158,828    436,577     303,996     303,996     611,276
  14     300,736     65,747      65,747    436,577   160,128     160,128    436,577     329,234     329,234     645,008
  15     315,773     57,350      57,350    436,577   161,149     161,149    436,577     356,547     356,547     680,834
  16     331,562     48,426      48,426    436,577   161,836     161,836    436,577     386,078     386,078     718,869
  17     348,140     38,875      38,875    436,577   162,119     162,119    436,577     417,969     417,969     759,235
  18     365,547     28,584      28,584    436,577   161,914     161,914    436,577     452,363     452,363     802,059
  19     383,824     17,424      17,424    436,577   161,127     161,127    436,577     489,409     489,409     847,472
  20     403,015      5,251       5,251    436,577   159,654     159,654    436,577     529,268     529,268     895,613
  21     423,166          0           0          0   157,933     157,933    436,577     572,674     572,674     947,539
  22     444,325          0           0          0   155,344     155,344    436,577     619,334     619,334   1,002,533
  23     466,541          0           0          0   151,762     151,762    436,577     669,484     669,484   1,060,764
  24     489,868          0           0          0   147,024     147,024    436,577     723,361     723,361   1,122,406
  25     514,361          0           0          0   140,912     140,912    436,577     781,185     781,185   1,187,639
  26     540,079          0           0          0   133,135     133,135    436,577     843,149     843,149   1,256,644
  27     567,083          0           0          0   123,315     123,315    436,577     909,413     909,413   1,329,601
  28     595,437          0           0          0   110,964     110,964    436,577     980,102     980,102   1,406,696
  29     625,209          0           0          0    95,475      95,475    436,577   1,055,330   1,055,330   1,488,115
  30     656,470          0           0          0    76,136      76,136    436,577   1,135,256   1,135,256   1,638,791

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                       MALE PREFERRED/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 1 CURRENT VALUES

         PREMIUM           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
           PLUS     ------------------------------   ------------------------------   ---------------------------------
POLICY   INTEREST   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
 YEAR     AT 5%      VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
   1      26,250     20,727      22,727    436,577    22,013      24,013    436,577      23,301      25,301     436,577
   2      53,813     41,117      44,117    436,577    44,996      47,996    436,577      49,031      52,031     436,577
   3      82,753     61,187      63,437    436,577    69,010      71,260    436,577      77,472      79,722     436,577
   4     113,141     80,974      81,474    436,577    94,144      94,644    436,577     108,966     109,466     436,577
   5     145,048    100,570     100,570    436,577   120,547     120,547    436,577     143,942     143,942     436,577
   6     178,550    119,907     119,907    436,577   148,215     148,215    436,577     182,720     182,720     446,155
   7     213,728    139,152     139,152    436,577   177,408     177,408    436,577     225,801     225,801     535,575
   8     224,414    136,368     136,368    436,577   184,930     184,930    436,577     249,111     249,111     574,183
   9     235,635    133,545     133,545    436,577   192,790     192,790    436,577     274,877     274,877     615,955
  10     247,417    130,660     130,660    436,577   200,994     200,994    438,071     303,333     303,333     661,123
  11     259,787    127,501     127,501    436,577   209,383     209,383    444,073     334,497     334,497     709,422
  12     272,777    124,201     124,201    436,577   218,075     218,075    450,255     368,810     368,810     761,472
  13     286,416    120,723     120,723    436,577   227,063     227,063    456,579     406,550     406,550     817,493
  14     300,736    117,057     117,057    436,577   236,359     236,359    463,055     448,056     448,056     877,795
  15     315,773    113,189     113,189    436,577   245,977     245,977    469,698     493,701     493,701     942,733
  16     331,562    108,957     108,957    436,577   255,827     255,827    476,345     543,672     543,672   1,012,306
  17     348,140    104,484     104,484    436,577   266,020     266,020    483,223     598,597     598,597   1,087,344
  18     365,547     99,741      99,741    436,577   276,565     276,565    490,362     658,949     658,949   1,168,344
  19     383,824     94,699      94,699    436,577   287,472     287,472    497,792     725,245     725,245   1,255,849
  20     403,015     89,317      89,317    436,577   298,745     298,745    505,529     798,042     798,042   1,350,426
  21     423,166     83,590      83,590    436,577   310,616     310,616    513,941     877,715     877,715   1,452,254
  22     444,325     77,727      77,727    436,577   323,057     323,057    522,940     965,629     965,629   1,563,089
  23     466,541     71,352      71,352    436,577   335,890     335,890    532,202   1,062,010   1,062,010   1,682,702
  24     489,868     64,394      64,394    436,577   349,122     349,122    541,716   1,167,626   1,167,626   1,811,753
  25     514,361     56,773      56,773    436,577   362,756     362,756    551,500   1,283,317   1,283,317   1,951,034
  26     540,079     51,511      51,511    436,577   378,677     378,677    564,386   1,416,946   1,416,946   2,111,841
  27     567,083     45,793      45,793    436,577   395,230     395,230    577,843   1,564,207   1,564,207   2,286,939
  28     595,437     39,567      39,567    436,577   412,439     412,439    591,955   1,726,468   1,726,468   2,477,920
  29     625,209     32,771      32,771    436,577   430,325     430,325    606,799   1,905,213   1,905,213   2,686,530
  30     656,470     25,327      25,327    436,577   448,905     448,905    648,015   2,102,053   2,102,053   3,034,406

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

                    CORPORATE OWNED VARIABLE UNIVERSAL LIFE
                   PERFORMANCE UPDATE AS OF DECEMBER 31, 2000

                                                                       AVERAGE ANNUAL RETURNS
                                       INCEPTION   ---------------------------------------------------------------     SINCE
          INVESTMENT OPTION              DATE        MO       QTR       YTD      1 YR      3 YR     5 YR    10 YR    INCEPTION
          -----------------            ---------   ------   -------   -------   -------   ------   ------   ------   ---------
AIM Capital Appreciation Portfolio...  10-Oct-95   -4.05%   -27.19%   -17.28%   -17.28%   11.07%   11.70%       --     10.31%
Alliance Growth Portfolio............  16-Jun-94   -1.29%   -15.97%   -21.41%   -21.41%    9.87%   16.94%       --     18.79%
Alliance Premier Growth Portfolio -
 Class B.............................  26-Jun-92   -0.62%   -14.06%   -17.30%   -17.30%   16.66%   20.71%       --     19.27%
American Global Growth Fund - Class
 2...................................  30-Apr-97   -0.36%   -14.34%   -20.86%   -20.86%   19.47%       --       --     18.04%
American Growth Fund - Class 2.......  08-Feb-89   -0.95%   -13.20%    -0.01%    -0.01%   28.00%   24.56%   20.84%     17.56%
American Growth-Income Fund - Class
 2...................................  28-Mar-85    4.21%     2.11%     5.62%     5.62%   10.99%   14.23%   14.54%     14.03%
Capital Appreciation Fund (Janus)....  31-Dec-85   -7.20%   -22.21%   -26.91%   -26.91%   21.59%   23.48%   20.66%     14.75%
Credit Suisse Emerging Markets
 Portfolio...........................  31-Dec-97    4.08%   -11.61%   -32.23%   -32.23%    0.65%       --       --      0.65%
Delaware Investments REIT Series.....  04-May-98    5.95%     5.92%    29.78%    29.78%       --       --       --      4.90%
Deutsche VIT EAFE Equity Index Fund..  22-Aug-97    2.80%    -4.72%   -17.78%   -17.78%    8.04%       --       --      6.64%
Deutsche VIT Small Cap Index Fund....  25-Aug-97    3.61%    -9.63%    -8.86%    -8.86%    1.85%       --       --     -0.02%
Dreyfus Appreciation Portfolio.......  05-Apr-93   -1.51%    -3.53%    -2.83%    -2.83%   11.65%   17.19%       --     16.16%
Dreyfus Small Cap Portfolio..........  31-Aug-90    2.38%    -6.01%     8.09%     8.09%    8.24%   11.24%   33.02%     32.03%
Equity Income Portfolio (Fidelity)...  30-Aug-96    3.95%     1.14%     6.30%     6.30%    7.31%       --       --     14.64%
Equity Index Portfolio...............  16-Oct-91   -2.36%   -10.50%   -12.37%   -12.37%   10.37%   16.97%       --     16.35%
Fidelity VIP II Asset Manager
 Portfolio - Initial Class...........  06-Sep-89    0.19%    -5.88%    -6.30%    -6.30%    5.72%   10.03%   11.01%     10.29%
Fidelity VIP II Contrafund Portfolio-
 Service Class 2.....................  03-Jan-95   -0.02%    -9.32%   -10.54%   -10.54%   12.56%   16.23%       --     19.71%
Fidelity VIP III Mid-Cap Portfolio -
 Service Class 2.....................  12-Jan-00    2.72%     2.13%        --        --       --       --       --     25.37%
Franklin Small Cap Fund-Class 2......  01-May-98   -0.37%   -24.05%   -22.77%   -22.77%       --       --       --      8.11%
Janus Aspen Series Balanced
 Portfolio-Service Shares............  13-Sep-93    0.91%    -3.67%    -3.34%    -3.34%   17.59%   17.88%       --     16.38%
Janus Aspen Series Global Technology
 Port.-Svc Shares....................  15-Jan-00   -8.49%   -33.23%        --        --       --       --       --    -39.49%
Janus Aspen Series Worldwide Growth
 Port-Svc Shares.....................  13-Sep-93   -3.36%   -15.56%   -19.14%   -19.14%   19.28%   21.29%       --     20.96%
Large Cap Portfolio (Fidelity).......  30-Aug-96   -2.86%   -14.93%   -18.12%   -18.12%   12.38%       --       --     16.93%
Lazard International Stock
 Portfolio...........................  01-Aug-96    3.57%    -1.09%   -12.26%   -12.26%    5.90%       --       --      7.49%
MFS Emerging Growth Portfolio........  30-Aug-96   -0.48%   -22.33%   -24.70%   -24.70%   21.00%       --       --     20.64%
MFS Mid Cap Growth Portfolio.........  23-Mar-98   -1.68%   -14.52%     2.61%     2.61%       --       --       --     20.47%
MFS Research Portfolio...............  23-Mar-98   -3.25%   -16.66%   -10.95%   -10.95%       --       --       --      5.23%
MFS Total Return Portfolio...........  16-Jun-94    3.63%     5.05%    15.29%    15.29%    9.21%   12.27%       --     12.72%
PIMCO Total Return Bond Fund.........  31-Dec-97    1.40%     3.88%    10.19%    10.19%    5.30%       --       --      5.30%
Putnam International Growth Portfolio
 - Class 1B..........................  06-Apr-98    4.93%    -2.08%   -10.32%   -10.32%       --       --       --     13.20%
Putnam Small Cap Value Portfolio -
 Class 1B............................  03-May-99   10.74%     4.83%    14.36%        --       --       --       --     11.08%
Putnam Voyager II Portfolio - Class
 1B..................................  29-Sep-00   -5.52%    -32.91        --        --       --       --       --     -34.32
Salomon Brothers Variable Capital
 Fund................................  17-Feb-98    3.01%    -0.95%    16.24%    16.24%       --       --       --     19.22%
Salomon Brothers Variable Investors
 Fund................................  17-Feb-98    3.41%     0.52%    13.21%    13.21%       --       --       --     11.87%
Salomon Brothers Variable Strategic
 Bond Fund...........................  17-Feb-98    2.49%     2.77%     7.22%     7.22%       --       --       --      4.26%
Salomon Brothers Variable Total
 Return Fund.........................  17-Feb-98    2.05%     2.50%     6.89%     6.89%       --       --       --      4.17%
Smith Barney Aggressive Growth Fund..  31-Dec-85    4.83%    -6.00%    19.21%    18.07%   18.07%   36.95%   27.16%     22.21%
Smith Barney Fundamental Value
 Portfolio...........................  16-Oct-91    5.37%    -1.24%    16.26%    17.12%   17.12%   13.73%   15.87%         --
Smith Barney International All Cap
 Growth Portfolio....................  16-Jun-94    3.71%   -11.43%   -26.03%   -26.03%    9.33%    9.27%       --      7.95%
Smith Barney Large Cap Growth
 Portfolio...........................  01-May-98    0.35%   -10.88%    -9.77%    -9.77%       --       --       --     15.24%
Social Awareness Stock Portfolio
 (Smith Barney)......................  01-May-92   -0.39%    -7.13%    -4.75%    -4.75%   12.96%   16.80%       --     14.54%
Strong Multi Cap Value Fund II.......
Travelers Convertible Bond
 Portfolio...........................  01-May-98    3.24%    -5.44%    10.27%    10.27%       --       --       --     10.51%
Travelers Disciplined Mid Cap Stock
 Portfolio...........................  01-Apr-97    3.77%    -7.63%    10.92%    10.92%   13.26%       --       --     19.40%
Travelers High Yield Bond Trust......  10-Jun-83    3.35%    -2.09%     0.45%     0.45%    3.28%    8.02%   10.31%      7.61%
Travelers Money Market Portfolio.....  31-Dec-87    0.51%     1.40%     5.46%     5.46%    4.65%    4.33%    3.69%      4.41%
Travelers Quality Bond Portfolio.....  30-Aug-96    1.70%     2.61%      6.22      6.22     4.72       --       --       4.41
Travelers U.S. Government Securities
 Portfolio...........................  24-Jan-92    3.11%     7.29%    14.99%    14.99%    6.17%    6.16%       --      6.93%
Van Kampen Enterprise Portfolio......  16-Jun-94   -4.04%   -20.99%   -19.82%   -19.82%    7.68%   14.27%       --     16.29%

                                   APPENDIX B
                           TARGET PREMIUM PER $1,000
                                OF STATED AMOUNT
                            ALL UNDERWRITING CLASSES
                             STANDARD AND PREFERRED
                             SMOKER AND NON-SMOKER
--------------------------------------------------------------------------------

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
   20       25.49885   21.35312   24.67777
   21       26.25533   22.05852   25.42278
   22       27.04281   22.79038   26.19845
   23       27.86586   23.54970   27.00937
   24       28.72917   24.33773   27.85695
   25       29.63486   25.15422   28.74463
   26       30.58643   26.00205   29.67441
   27       31.58335   26.88113   30.64690
   28       32.62452   27.79141   31.66258
   29       33.71079   28.73438   32.72066
   30       34.84316   29.71150   33.82174
   31       36.02088   30.72326   34.96677
   32       37.24380   31.77143   36.15529
   33       38.51130   32.85823   37.38654
   34       39.82501   33.98300   38.66183
   35       41.18470   35.14808   39.98270
   36       42.59063   36.35310   41.34755
   37       44.04142   37.59596   42.75638
   38       45.53736   38.87592   44.20922
   39       47.07884   40.19069   45.70492
   40       48.66485   41.53957   47.24193
   41       50.29448   42.92135   48.82045
   42       51.96862   44.33684   50.44101
   43       53.68801   45.78699   52.10416
   44       55.45241   47.27608   53.81251
   45       57.26368   48.80417   55.56579
   46       59.12431   50.37449   57.36606
   47       61.03580   51.99103   59.21574
   48       63.00258   53.65371   61.11856
   49       65.02827   55.36365   63.07747
   50       67.11449   57.12257   65.09434

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
   51       69.26320   58.93024   67.16829
   52       71.47047   60.78640   69.29887
   53       73.73607   62.68726   71.48414
   54       76.05516   64.63067   73.71929
   55       78.42689   66.61974   76.00345
   56       80.85354   68.65902   78.34017
   57       83.34160   70.75893   80.73560
   58       85.90006   72.93427   83.20014
   59       88.53960   75.19989   85.74576
   60       91.26869   77.56483   88.37912
   61       94.09169   80.03119   91.10324
   62       97.00755   82.59477   93.91915
   63      100.01297   85.23864   96.81869
   64      103.10493   87.94870   99.79450
   65      106.28342   90.71791  102.84656
   66      109.56101   93.55528  105.98510
   67      112.96034   96.48236  109.23156
   68      116.51614   99.53950  112.62104
   69      120.26554  102.77254  116.19089
   70      124.23658  106.21512  119.96965
   71      128.44465  109.89099  123.97439
   72      132.88796  113.80393  128.20151
   73      137.54435  117.93734  132.63054
   74      142.38323  122.27404  137.23573
   75      147.39278  126.80803  142.00609
   76      152.58944  131.55967  146.95678
   77      158.02373  136.57999  152.13912
   78      163.78802  141.95257  157.64536
   79      169.99253  147.77602  163.58178
   80      176.72991  154.13846  170.04077

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                                   APPENDIX C
                      CASH VALUE ACCUMULATION TEST FACTORS
--------------------------------------------------------------------------------

ATTAINED                                        ATTAINED
  AGE        MALE     FEMALE    UNISEX            AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------          --------     ----     ------    ------
   20      633.148%  730.543%  634.789%            60      186.595%  207.782%  186.595%
   21      614.665%  707.139%  615.972%            61      182.029%  202.001%  182.029%
   22      596.465%  684.397%  597.462%            62      177.668%  196.446%  177.668%
   23      578.511%  662.302%  579.271%            63      173.510%  191.127%  173.510%
   24      560.815%  640.866%  561.385%            64      169.549%  186.043%  169.549%
   25      543.379%  620.044%  543.817%            65      165.775%  181.178%  165.775%
   26      526.258%  599.844%  526.599%            66      162.175%  176.510%  162.175%
   27      509.509%  580.274%  509.764%            67      158.734%  172.015%  158.734%
   28      493.139%  561.313%  493.350%            68      155.443%  167.672%  155.443%
   29      477.198%  542.942%  477.376%            69      152.296%  163.479%  152.296%
   30      461.701%  525.158%  461.849%            70      149.296%  159.441%  149.296%
   31      446.663%  507.942%  446.789%            71      146.446%  155.571%  146.446%
   32      432.102%  491.271%  432.211%            72      143.754%  151.890%  143.754%
   33      418.008%  475.156%  418.109%            73      141.225%  148.407%  141.225%
   34      404.389%  459.577%  404.476%            74      138.855%  145.126%  138.855%
   35      391.242%  444.539%  391.321%            75      142.252%  142.252%  142.252%
   36      378.572%  430.055%  378.642%            76      140.077%  140.077%  140.077%
   37      366.371%  416.121%  366.432%            77      138.021%  138.021%  138.021%
   38      354.629%  402.741%  354.688%            78      136.067%  136.067%  136.067%
   39      343.340%  389.900%  343.405%            79      134.206%  134.206%  134.206%
   40      332.495%  377.582%  332.568%            80      132.698%  132.698%  132.698%
   41      322.076%  365.761%  322.159%            81      131.020%  131.020%  131.020%
   42      312.066%  354.409%  312.161%            82      129.445%  129.445%  129.445%
   43      302.451%  343.485%  302.549%            83      127.981%  127.981%  127.981%
   44      293.213%  332.973%  293.311%            84      126.623%  126.623%  126.623%
   45      284.333%  322.845%  284.431%            85      120.411%  120.411%  120.411%
   46      275.796%  313.076%  275.889%            86      119.280%  119.280%  119.280%
   47      267.583%  303.657%  267.670%            87      118.211%  118.211%  118.211%
   48      259.681%  294.578%  259.759%            88      117.185%  117.185%  117.185%
   49      252.082%  285.825%  252.148%            89      116.182%  116.182%  116.182%
   50      244.777%  277.388%  244.833%            90      115.177%  115.177%  115.177%
   51      237.768%  269.258%  237.808%            91      114.146%  114.146%  114.146%
   52      231.048%  261.433%  231.068%            92      113.058%  113.058%  113.058%
   53      224.616%  253.903%  224.616%            93      111.887%  111.887%  111.887%
   54      218.462%  246.649%  218.462%            94      110.625%  110.625%  110.625%
   55      212.574%  239.650%  212.574%            95      109.295%  109.295%  109.295%
   56      206.935%  232.883%  206.935%            96      107.982%  107.982%  107.982%
   57      201.529%  226.323%  201.529%            97      106.958%  106.958%  106.958%
   58      196.343%  219.953%  196.343%            98      106.034%  106.034%  106.034%
   59      191.366%  213.770%  191.366%            99      103.603%  103.603%  103.603%

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                                   TRAVELERS
                             CORPORATE BENEFIT LIFE

L-16160                                                             October 2001